UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 11, 2022
Couchbase, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40601	26-3576987
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3250 Olcott Street Santa Clara, California 95054
(Address of principal executive offices, including zip code)
(650) 417-7500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value per share	BASE	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers

The board of directors (the “Board”) of Couchbase, Inc. (the “Company”) and the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”) have regularly discussed, and continue to evaluate, the ongoing evolution of Board and board committee composition to best serve the interests of the Company as it transitioned from a private company to a public company.
In connection with those discussions, on April 11, 2022 Rob Rueckert, a director of the Company, notified the Company that he would be resigning from his positions as a member of the Board and chair of the Nominating Committee, effective as of May 9, 2022, and Edward T. Anderson, a director of the Company, notified the Company that he expects to resign from the Board and any Board committee effective as of the Company’s annual meeting of stockholders in 2023. Mr. Rueckert’s resignation, and Mr. Anderson’s expected resignation, are in furtherance of the Nominating Committee’s and Board’s objectives for evolution of Board and committee composition, and did not result from any disagreements with the Company on any matter relating to its operations, policies or practices.
In connection with Mr. Rueckert’s resignation, the Board decreased the number of directors constituting the Board from eleven (11) to ten (10), effective as of May 9, 2022, immediately following Mr. Rueckert’s resignation.
The Board previously appointed Alvina Y. Antar to the Board on December 2, 2021, but committee assignments for Ms. Antar had not yet been determined at that time. On April 12, 2022, the Board appointed Ms. Antar to serve on its Compensation Committee, effective as of May 9, 2022.
On April 12, 2022, the Board also modified the composition of the committees of the Board, effective May 9, 2022, to consist of the following:

Audit Committee:	Richard A. Simonson (Chair) Jeff Epstein Aleksander J. Migon Edward T. Anderson
Compensation Committee:	Kevin J. Efrusy (Chair) David C. Scott Jeff Epstein Alvina Y. Antar
Nominating and Corporate Governance Committee:	Carol W. Carpenter (Chair) Richard A. Simonson Lynn M. Christensen

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Couchbase, Inc.

By:	/s/ Margaret Chow

Margaret Chow

Chief Legal Officer
Date: April 15, 2022